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                                                                Exhibit 10.2.3.f

                            SEVENTH ADDENDUM TO LEASE
                            -------------------------

                            THE WATERFORD BUILDING AT
                            -------------------------
                              3875 EMBASSY PARKWAY
                              --------------------

         This Seventh Addendum to Lease (hereinafter referred to as the "Addendum")is made and entered into as of this 20th day of July , 1998, by and between JOHN D. DELLAGNESE III, hereinafter referred to as "Lessor", and TELXON CORPORATION, hereinafter referred to as "Lessee". Reference is made to that certain "Standard Office Lease (Modified Net Lease)" dated July 19, 1995, which, together with the Attachments, Exhibits, and Addendum of such lease, together with five additional Addendum to Lease documents, are collectively referred to as the "Lease". In the event of a conflict between the terms of the Lease and the terms of this Addendum, the terms of this Addendum shall control.

         This Addendum is made necessary because Lessee is vacating a portion of its space on the first floor and the third floor of the Waterford Building. In consideration of the mutual undertaking of the parties, as hereinafter set forth, it is agreed to by and between the parties as follows:

         1. On or before June 1, 1998, Lessee will completely vacate the space shown as Exhibit A-7a which it is presently leasing on the first floor of the Building and surrender such space to Lessor, and space will no longer be a part of the premises described in the Lease.

         2. In consideration of the foregoing, on or before August 1, 1998, Lessee shall pay to Lessor a one time cancellation fee of $36,313.12.

         3. Commencing June 1, 1998, Lessee's premises in the Building will consist of approximately 40,185 rentable square feet; the annual base rent for said premises shall be $671,044.84 per year with a monthly payment of $55,917.07. Lessee's Share, per section 4(e) of the Lease shall be adjusted to 43.21%.

         4. On or before August 1, 1998, Lessee will completely vacate the space shown as Exhibit A-7b which it is presently leasing on the third floor of the Building and surrender such space to Lessor, and space will no longer be a part of the premise described in the Lease.



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         5. In consideration of the foregoing, on or before August 1, 1998,
Lessee shall pay to Lessor a one time cancellation fee of $44,673.00.

         6. Commencing August 1, 1998, Lessee's premises in the Building will consist of approximately 35,407 rentable square feet; the annual base rent for said premises shall be $591,221.28 per year with a monthly payment of $49,268.44. Lessee's Share, per section 4(e) of the Lease shall then be adjusted to 38.07%.

         IN WITNESS WHEREOF, the parties have set their hands on the dates hereinafter noted.

Signed and acknowledged                     LESSOR:
in the presence of:                         ------


/s/ Brian D. Wagster
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Signature
         Brian D. Wagster
         ----------------------
         Printed Name             /s/ John D. Dellagnese III
                                     ------------------------
                                      John D. Dellagnese III

/s/ Thomas A. Karcher
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Signature                                   Date:            7/20/98
         Thomas A. Karcher                       ----------------------------
         -----------------------
         Printed Name

Signed and acknowledged                      LESSEE:
in the presence of:                          ------

                                             TELXON CORPORATION
/s/ Sandra Hendrickson
--------------------------------
Signature
         Sandra Hendrickson        By:/s/ Dennis K. Oleksuk
         -----------------------      ----------------------------
         Printed Name
                                           Its:Sr. Director, Corporate Services
/s/ Sherman W. Grant                           --------------------------------
--------------------------------
Signature                                  Date:            7/16/98
         Sherman W. Grant                        ------------------------------
         --------------------------
         Printed Name